John Hancock Bond Trust

John Hancock California Tax-Free Income Fund

John Hancock Capital Series

John Hancock Current Interest

John Hancock Exchange-Traded Fund Trust

John Hancock Funds II

John Hancock Funds III

John Hancock Investment Trust

John Hancock Investment Trust II

John Hancock Investment Trust III

John Hancock Investors Trust

John Hancock Municipal Securities Trust

John Hancock Sovereign Bond Fund

John Hancock Strategic Series

John Hancock Tax-Advantaged Global Shareholder Yield Fund

John Hancock Variable Insurance Trust

(collectively, the “Trusts”)

Supplement dated January 1, 2017 to the current Statements of Additional Information of the Trusts (collectively, the “SAIs”), as may be supplemented

The following modifies information to the contrary in the SAIs:

At an in-person meeting held on December 6-8, 2016, each Trust’s Board of Trustees (the “Board”) appointed Hassell H. McClellan to serve as the Board’s Chairperson, effective January 1, 2017, succeeding James M. Oates, who will continue to serve as a Trustee.

In addition, each Trust’s Board approved the following changes to the Trust’s committee membership as stated below, also effective January 1, 2017:

Compliance Committee: Grace K. Fey joins this Committee as Chairperson, succeeding Mr. McClellan, who is no longer a member of this Committee. William H. Cunningham and Deborah C. Jackson continue to serve as members of this Committee.

Contracts, Legal & Risk Committee: Mr. Oates joins this Committee. Ms. Fey is no longer a member of this Committee. Steven R. Pruchansky and Gregory A. Russo (Chairperson) continue to serve as members of this Committee.

Investment Committee: Mr. Oates joins an Investment Sub-Committee as Chairperson, succeeding Ms. Fey in her role as Chairperson. Ms. Jackson, Charles L. Bardelis, Mr. Cunningham, and Theron S. Hoffman continue to serve as Chairpersons of the other Investment Sub-Committees.

You should read this supplement in conjunction with the SAIs.